Financial Instruments Risk	12 Months Ended
Jun. 30, 2020
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial Instruments Risk
Financial Instruments Risk

The Company is exposed to a variety of financial instrument related risks. The Board mitigates these risks by assessing, monitoring and approving the Company’s risk management processes.

(a)	Credit risk

Credit risk is the risk of a potential loss to the Company if a customer or third party to a financial instrument fails to meet its contractual obligations. The Company is moderately exposed to credit risk from its cash and cash equivalents, accounts receivable and loans receivable. The risk exposure is limited to their carrying amounts reflected on the statement of financial position. The risk for cash and cash equivalents is mitigated by holding these instruments with highly rated Canadian financial institutions. As the Company does not invest in asset-backed deposits or investments, it does not expect any credit losses. The Company periodically assesses the quality of its investments and is satisfied with the credit rating of the financial institutions and the investment grade of its GICs. The Company mitigates the credit risk associated with the loans receivable by managing and monitoring the underlying business relationship.

Accounts receivable primarily consist of trade accounts receivable, sales tax receivable and interest receivable. The Company provides credit to certain customers in the normal course of business and has established credit evaluation and monitoring processes to mitigate credit risk. Credit risk is generally limited for receivables from government bodies, which generally have low default risk, and medical sales direct to patients, where payment is required prior to the delivery of goods. Credit risk for non-government wholesale customers is assessed on a case-by-case basis and a provision is recorded where required. As of June 30, 2020, $2.2 million of accounts receivable are from non-government wholesale customers (June 30, 2019 - $25.1 million). As of June 30, 2020, the Company recognized a $1.7 million provision for expected credit losses (June 30, 2019 - $3.1 million).

The Company’s aging of trade receivables was as follows:

	June 30, 2020	June 30, 2019
	$	$
0 – 60 days	34,167	49,452
61+ days	11,032	34,425
	45,199	83,877

(b)	Liquidity risk

The composition of the Company’s accounts payable and accrued liabilities was as follows:

	June 30, 2020	June 30, 2019
	$	$
Trade payables	19,706	38,671
Accrued liabilities	42,910	79,933
Payroll liabilities	23,752	17,727
Excise tax payable	6,770	10,040
Other payables	2,436	6,513
	95,574	152,884

In addition to the commitments outlined in Note 24, the Company has the following gross contractual obligations as at June 30, 2020, which are expected to be payable in the following respective periods:

	Total	≤1 year	Over 1 year – 3 years	Over 3 years – 5 years	> 5 years
	$	$	$	$	$
Accounts payable and accrued liabilities	95,574	95,574	—	—	—
Convertible notes and interest (1)(2)	571,439	25,760	51,521	494,158	—
Lease liabilities (2)	171,868	11,243	32,643	27,468	100,514
Loans and borrowings excluding lease liabilities (2)	123,143	123,125	18	—	—
Contingent consideration payable (3)	101,466	66,426	35,040	—	—
	1,063,490	322,128	119,222	521,626	100,514

(1)	Assumes the principal balance of the notes outstanding at June 30, 2020 remains unconverted and includes the estimated interest payable until the February 28, 2024 maturity date.

(2)	Includes interest payable until maturity date.

(3)	Contingent consideration is payable in Aurora common shares, cash, or a combination of both, at the sole discretion of Aurora.

Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with its financial liabilities when they are due. The Company manages liquidity risk through the management of its capital structure and resources to ensure that it has sufficient liquidity to settle obligations and liabilities when they are due. Management monitors its operating requirements and prepares budgets and cash flow forecasts to identify cash flow needs for general corporate and working capital purposes, as well as for expansion initiatives. Our ability to fund our operating requirements depends on future operating performance and cash flows, which are subject to economic, financial, competitive, business and regulatory conditions, and other factors, some of which are beyond our control, such as the potential impact of COVID-19. Our primary short-term liquidity needs are to fund our net operating losses, capital expenditures to maintain existing facilities, debt repayments, and lease payments. Our medium-term liquidity needs primarily relate to debt repayments and lease payments. Our long-term liquidity needs primarily relate to potential strategic plans.

In an effort to manage liquidity prudently while the Company moves toward profitability and positive cash flow, Aurora has taken the following steps:

▪
In November 2019, the Company announced that it had ceased construction of its Aurora Nordic Sky facility in Denmark and deferred spending on construction and commission costs for its Aurora Sun facility.

▪
On November 25, 2019, the Company reduced its near term debt obligations when holders of $227.0 million principal amount, or approximately 99%, of the Company’s Debentures voluntarily elected to convert their Debentures pursuant to the Early Amended Conversion Privilege (the “Elected Debentures”). Under the terms of the Supplemental Indenture, the Elected Debentures were converted into common shares of the Company (the "Common Shares") at the Amended Early Conversion Price (as defined in the Supplemental Indenture) of $39.40 resulting in the issuance of an aggregate of 5,761,260 Common Shares. The remaining $2.3 million principal amount of these Debentures were repaid in cash on March 6, 2020 (Note 15(ii)).

▪	In February 2020, the Company announced a restructuring plan to reduce operating expenses and further streamline capital investments.

▪
In April 2020, the Company accepted an offer to sell its Exeter property for net proceeds of $8.6 million. The Company also entered into a contract to sell its Jamaica property for gross proceeds of US$3.5 million (Note 11(a)).

▪	In April 2020, the Company sold 5,302,227 common shares of EnWave Corporation at $0.80 per share for net proceeds of $4.1 million.

▪
During the year ended June 30, 2020, the Company raised net proceeds of US$426.8 million (CAD$573.4 million) under its ATM program Note 17(b). As at June 30, 2020, the Company has US$214.5 million of remaining available room under the ATM and US$60.0 million remaining available room under the Shelf Prospectus for future financings or issuances of securities.

▪	During the year ended June 30, 2020 the Company sold 9,200,000 common shares of Alcanna at $3.00 per share for gross proceeds of $27.6 million (Note 5(c));

▪
In June 2020, the Company announced further restructuring initiatives including a 25% reduction in Aurora’s SG&A staff and a 30% reduction in Aurora operational staff over the next several quarters. The Company also announced the consolidation of certain production facilities including Aurora Prairie, Aurora Mountain, Aurora Ridge, Aurora Vie and Aurora Eau (Note 3).

▪
In order to ensure compliance with its debt covenants at June 30, 2020 and prospectively, effective September 9, 2020, the Company entered into the Second Amendment to the First Amended and Restated Credit Agreement with its Canadian banking syndicate (Note 16(a)).

These initiatives are expected to provide the Company with increased liquidity and flexibility to meet its financial commitments, including its near- term cash obligations of $279.8 million (inclusive of BMO credit facilities which mature August 2021). As of June 30, 2020, the Company has access to the following capital resources available to fund operations and obligations:

•	$162.2 million cash and cash equivalents of which the Company must maintain a minimum unrestricted cash balance of $35.0 million at any time (Note 16(a));

•
$264.4 million Credit Facility with BMO, of which $1.4 million letters of credit and no principal is outstanding under Facility A, $113.8 million of principal is outstanding under Facility B, and $3.7 million of principal is outstanding under Facility C (Note 16(a));

•
Subsequent to June 30, 2020 and as at September 22, 2020, the Company raised US$36.7 million gross proceeds under its ATM program, with US$177.8 million of remaining available room under the ATM and US$60.0 million remaining available room under the Shelf Prospectus for future financings or issuances of securities.

We intend to use the net proceeds from any offerings under the ATM program and/or Shelf Prospectus to support our short-term liquidity needs, debt repayments, general corporate purposes, working capital requirements and potential acquisitions. Volatility in the cannabis industry, stock market and Company’s share price may impact the amount and our ability to raise financing under the ATM Program and Shelf Prospectus. As of June 30, 2020, if the Company were to issue the maximum number of shares under both the ATM program and Shelf Prospectus, this would result in the Company issuing an additional 17,267,636 and 8,051,530 common shares, respectively, based on the June 30, 2020 stock price of US$12.42.

From time-to-time, management may also consider the sale of its marketable securities and shares held in publicly traded investments in associates to help support near term cash and liquidity needs.

Based on all of the aforementioned factors, the Company believes that its reduction of operating costs, current liquidity position, and access to the ATM and Shelf Prospectus are adequate to fund operating activities and cash commitments for investing and financing activities for the foreseeable future.

(c)	Market risk

Market risk is the risk that changes in the market related factors, such as foreign exchange rates and interest rates, will affect the Company’s (loss) income or the fair value of its financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters.

(i)	Currency risk

The operating results and financial position of the Company are reported in Canadian dollars. As the Company operates internationally, certain of the Company’s financial instruments and transactions are denominated in currencies other than the Canadian dollar. The results of the Company’s operations are, therefore, subject to currency transaction and translation risks.

The Company’s main risk is associated with fluctuations in Euros, Danish Krone, Australian and U.S. dollars. The Company holds cash in Canadian dollars, U.S. dollars, Danish Krone and Euros; investments denominated in Australian and U.S. dollars and C$460.6 million of Senior Notes which are denominated in U.S. dollars. Assets and liabilities are translated based on the Company’s foreign currency translation policy.

The Company has determined that as at June 30, 2020, the effect of a 10% increase or decrease in Euros, Danish Krone, Australian dollars and U.S. dollars against the Canadian dollar on financial assets and liabilities would result in an increase or decrease of approximately $41.8 million (June 30, 2019 – $48.9 million) to net loss and $2.6 million (June 30, 2019 – $20.5 million) to comprehensive loss for the year ended June 30, 2020.

At June 30, 2020, the Company has not entered into any hedging agreements to mitigate currency risks, with respect to foreign exchange rates.

(ii)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of financial instruments will fluctuate due to changes in market interest rates. Cash and cash equivalents bear interest at market rates. The Company’s financial liabilities consist primarily of long-term fixed rate debt or variable rate debt. Fluctuations in interest rates could impact the Company’s cash flows, primarily with respect to the interest payable on the Company’s variable rate debt, which consists of certain borrowings with a total principal value of $117.5 million (June 30, 2019 – $146.2 million). If the variable interest rate changed by 10 basis points, net and comprehensive loss would have increased or decreased by approximately $0.5 million (June 30, 2019 – $0.2 million).

(iii)	Price risk

Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company’s marketable securities and investments are susceptible to price risk arising from uncertainties about their future outlook, future values and the impact of market conditions. The fair value of marketable securities and derivatives held in publicly traded entities are based on quoted market prices which the shares of the investments can be exchanged for. The fair value of marketable securities and derivatives held in privately-held entities are based on various valuation techniques, as detailed in Note 27, and is dependent on the type and terms of the security.

If the fair value of these financial assets were to increase or decrease by 10% as of June 30, 2020, the Company would incur an associated increase or decrease in net and comprehensive loss of approximately $6.1 million (June 30, 2019 – $23.0 million). See Note 6 for additional details regarding the fair value of marketable securities and derivatives.